EXHIBIT 10.56

             AGREEMENT BETWEEN EDUCATIONAL VIDEO CONFERENCING, INC.
                    AND CALIFORNIA STATE BAPTIST ASSOCIATION
                FOR THE OFFERING OF INTERACTIVE TELEVIDEO COURSES

                               W I T N E S S E T H

     AGREEMENT made this 13 day of March 2000, between the, "CALIFORNIA STATE BAPTIST ASSOCIATION" (hereinafter referred to as "CALIFORNIA STATE BAPTIST ASSOCIATION", located 825 Newhall Avenue, San Francisco CA 94124 and Educational Video Conferencing, Inc., (hereinafter referred to as "EVC"), with offices located at 35 East Grassy Sprain Road, Yonkers, New York 10710.

        WHEREAS,   CALIFORNIA  STATE  BAPTIST   ASSOCIATION  is  an  institution
interested in providing opportunities to higher learning for its community, and,

        WHEREAS, EVC is a domestic corporation engaged in the business of Interactive Televideo, and other forms of distance learning,

        WHEREAS, CALIFORNIA STATE BAPTIST ASSOCIATION, its congregations listed below and EVC wish to enter into a mutually beneficial agreement whereby EVC will provide access to EVC transmitted courses from accredited colleges, universities and training organizations to each community,

        NOW, THEREFORE in consideration of $10.00 in good funds, as well as the mutual covenants contained herein, the parties hereby agree as follows:

     1. EVC shall have the right, for the duration of this agreement and any renewal hereof to transmit all accredited college courses, non-degree courses, and other programs offered by accredited colleges, universities and learning organizations through EVC via Interactive Televideo/Distance Learning (hereinafter referred to as "ITV/DL"), transmitted to CALIFORNIA STATE BAPTIST ASSOCIATION and its congregations, commencing with the Summer Semester, 2000.

     2. EVC will provide all  telecommunications  equipment necessary to provide
access  for  EVC  courses  to  ITV/DL  students  at  CALIFORNIA   STATE  BAPTIST
ASSOCIATION site(s).

     3. Rooms and Equipment

        a.) CALIFORNIA  STATE BAPTIST  ASSOCIATION will provide a minimum of one
(1) room in no fewer than ten (10) and no more than twenty (20) mutually agreed upon affiliated churches starting with the Summer, 2000 academic semester. EVC and CALIFORNIA STATE BAPTIST ASSOCIATION will thereafter mutually agree on the number of additional member congregations this contract will cover for future semesters for the remaining term of this agreement.

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        b.)  Each  classroom  shall  be  capable  of  accommodating   the  video
conferencing equipment and necessary accessories (hereinafter referred to as "equipment"), along with accomadating the students enrolled in EVC sponsored classes. Said room does not have to be dedicated space, and may be used by each CALIFORNIA STATE BAPTIST ASSOCIATION congregation for its own use when EVC courses are not running so long as said use does not infringe on the rights of EVC hereunder, or tend to impact negatively on the success of the program contemplated by this agreement.

     4. Advertising/Publicity

        a.) CALIFORNIA STATE BAPTIST ASSOCIATION shall use its best efforts in marketing, advertising, and promoting EVC's offering of access to video conferenced courses at CALIFORNIA STATE BAPTIST ASSOCIATION site(s) in live church service announcements, advertisements, promotions, marketing plans, etc., which are directed at community target markets.

     5. EVC will be responsible for installing and maintaining appropriate telecommunication lines for its video conferencing equipment at CALIFORNIA STATE BAPTIST ASSOCIATION site(s). Said video conferencing equipment will be installed and paid for by EVC. All such video conferencing equipment and associated accessories shall remain the exclusive property of EVC. EVC is under no obligation to continue to maintain either telecommunication lines or equipment at any CALIFORNIA STATE BAPTIST ASSOCIATION site(s) if, during any academic semester, the total enrollment at EVC sponsored courses falls below the thresholds cited herein, as set forth in paragraph 11 of this agreement. EVC may, at its sole discretion, remove part or all of its equipment which is located at CALIFORNIA STATE BAPTIST ASSOCIATION site(s) should enrollment fall below the thresholds cited herein.

     6. All equipment supplied by EVC is the sole and exclusive property of EVC, including but not limited to any and all patents, copyrights and trademarks, if any, associated therewith.

     7. a.) EVC is responsible  for the necessary  maintenance,  repair,  and/or
replacement  of  televideo   equipment  supplied  to  CALIFORNIA  STATE  BAPTIST
ASSOCIATION site(s) for the transmission of ITV/DL courses by EVC.

        b.) EVC will provide reasonably prompt service for repair or replacement of defective interactive televideo equipment and software as necessary.

     8. EVC agrees to make every reasonable effort to maintain its equipment in good working order. However, EVC is not responsible for service or repair delays or interruption of service caused by strikes, labor actions, power outages (other than those limited to site locations alone), acts of God or other matters beyond EVC's control.

     9. CALIFORNIA STATE BAPTIST ASSOCIATION hereby acknowledges that the ITV/DL programs are targeted toward the non-traditional student market and therefore agrees to offer access sites to ITV/DL courses at dates and times appropriate to target markets, generally between the hours of 5:00 p.m. and 10:00 p.m., Mondays through Fridays and between 8:00 a.m. and 5:00 p.m. on Saturdays.

     10. Each CALIFORNIA STATE BAPTIST ASSOCIATION congregation must provide a minimum of one (1) classroom at each church suitable for video conferencing. Each CALIFORNIA STATE BAPTIST ASSOCIATION congregation is responsible for all of its own room costs, including lighting, appropriate student desks (or tables) and chairs, electricity, and security associated with the offering of ITV/DL courses through EVC at CALIFORNIA STATE BAPTIST ASSOCIATION site(s). Each CALIFORNIA STATE BAPTIST ASSOCIATION congregation will use its best efforts to make additional classrooms available should enrollment demands require such.

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     11. CALIFORNIA STATE BAPTIST  ASSOCIATION agrees to designate one person as the single point of contact for CALIFORNIA STATE BAPTIST ASSOCIATION in connection with this contract. It further agrees that each church involved as a classroom site shall designate one person as the primary point of contact.

     12. Enrollment Requirements and Rental Fees

        a.) EVC and CALIFORNIA STATE BAPTIST ASSOCIATION agree that this agreement requires that a minimum of eighty (80) student course registrations
(SCRs) to be enrolled at CALIFORNIA STATE BAPTIST ASSOCIATION site(s) each semester at least one (1) month prior to the start of each semester before EVC will provide video conferencing equipment.

        b.) Examples of SCRs are:

            (1) twenty (20) students enrolled in four (4) courses each; or,

            (2) eighty (80) students enrolled in one course each; or,

            (3) any  combination  thereof of  students  enrolled  in EVC offered courses, in which a minimum total of eighty (80) SCRs is reached in one or more courses.

        c.) Subject to the minimum enrollments specified in (a) above, EVC shall pay to appropriate congregations of the CALIFORNIA STATE BAPTIST ASSOCIATION the sum of $1,000 (one thousand dollars) per semester for each classroom in which the minimum number of (80) SCRs are registered with all students attending EVC sponsored courses. Additionally, EVC will compensate one site coordinator at each church the sum of $500.00 (five hundred dollars) per year to help secure registrations and administer the Telecommute to College Program.

     13. Term of Agreement

        a.) The basic term of this agreement shall be FIVE (5) YEARS.

        b.) The parties hereby acknowledge the necessity for allowing ITV/DL students continuity and ongoing access to CALIFORNIA STATE BAPTIST ASSOCIATION site(s) for EVC offered courses and programs.

        c.) In light of the foregoing, the parties agree that commencing July 1, 2000 and every July 1st thereafter, this agreement shall automatically be extended for an additional period of ONE (1) YEAR, subject to the conditions hereinafter contained.

        d.) In the event that either party should desire not to automatically extend this agreement, then and in that event, such party shall so notify the other in writing, by Certified Mail, Return Receipt Requested, no later than April 1 of any given year, after which the agreement will not be extended for an additional ONE (1) YEAR, but will have only the Four (4) YEARS of the existing term remaining.

     14. EVC agrees to use its best efforts to negotiate and execute a reasonable agreement with Concordia College for the offering of undergraduate and graduate courses through EVC via ITV/DL.

     15. The foregoing constitutes the entire agreement between the parties, and any other agreements or representations, whether verbal or written, if not contained herein, are void, of no effect, and are not binding upon the parties.

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     16.  No valid  modification,  amendment,  or  deletion  may be made to this agreement except in writing and executed by the parties in substantially the same manner as this agreement.

     17. Any and all notices required hereunder shall be by Certified Mail, Return Receipt Requested, to each party's last known address and shall be deemed given at the time of mailing.

     18. If any portion of this agreement shall be found to be void, voidable, or unenforceable, it shall not effect the validity of the remainder of the agreement.

     19. EVC may, at its sole option, remove its equipment terminate if any church site registers less than the stated minimum requirement of eighty (80) SCRs every academic semester.

     20. The parties agree that any disputes or disagreements arising hereunder or in connection herewith shall be settled by binding arbitration before the American Arbitration Association at their offices located in White Plains, New York, and that any judgment awarded thereunder may be entered in any court of appropriate jurisdiction, and will have full force and effect therein.

     21. This agreement shall be construed in accordance with, and governed by, the laws of the State of New York.


     In witness whereof the parties have hereunto set their hands and seal the date first appearing above.

EDUCATIONAL VIDEO CONFERENCING, INC.


By: /s/ Dr. John J. Mc Grath
    -------------------------
        Dr. John J. McGrath
        President





CALIFORNIA STATE BAPTIST ASSOCIATION


By: /s/ Rubin Tate
    ------------------------
        Rubin Tate


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